UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2007

ALL-STATE PROPERTIES L.P.

(Exact name of registrant as specified in charter)

Delaware	0-12895	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5500 NW 69th Avenue, Lauderhill, FL  33319

(Address of principal executive offices)

 (954) 572-2113

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL  33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Execution of Definitive Agreement with Longdan

As previously reported, the Company has been negotiating a definitive agreement with Hubei Longdan Biological Medicine Technology Co. Ltd. (“Longdan”), a company organized under the laws of the People’s Republic of China (the “PRC”), pursuant to which the Company would issue approximately eighty nine percent (89%) of its capital stock to Longdan’s shareholders in return for acquisition of the business of Longdan (the “Acquisition”).  Longdan is engaged in the production and sale of pharmaceutical products in the PRC.

On March 14, 2007, the Company, Hubei Longdan (Delaware), Inc., a Delaware corporation that is a wholly-owned subsidiary of the Company (“Longdan Delaware”), Longdan and Longdan International Inc., a corporation formed under the laws of Nevis (“Longdan International”), entered into an Acquisition Agreement (the “Agreement”).

Under the terms of the Agreement, it is contemplated that the Company will convert from a Delaware limited partnership to a newly-formed Delaware corporation to be called Longdan International Holding, Inc. (“LIH”) and Longdan International will merge with and into Longdan Delaware.  At the Merger Effective Time (as defined in the Agreement), the shareholders of Longdan will be issued shares representing approximately eighty nine percent (89%) of the capital stock of the Company and the Company’s shareholders will hold shares representing approximately eleven percent (11%) of the capital stock of the Company, in each case, on an “as if converted basis.”

  The Acquisition has been structured to comply with certain limitations on the foreign ownership of Chinese companies under the laws of the PRC.  In anticipation of the possible Acquisition, on December 20, 2006, Longdan entered into certain agreements with Longdan International.  Pursuant to these agreements, Longdan International provides exclusive technology consulting and other general business operations services to Longdan in return for payment of consulting fees that are equal to Longdan’s net profits.  Longdan’s shareholders have pledged their equity interests in Longdan to Longdan International to secure the contract obligations and have granted Longdan International an irrevocable proxy to vote their interests and an exclusive option to purchase these interests, which arrangements are enforceable to the fullest extent permitted under the laws of the PRC.

Longdan has advised the Company that it believes that this structure qualifies Longdan International as a variable interest entity that is permitted to consolidate its financial statements with Longdan, the operating entity with which it has qualifying contractual arrangements.

Under the terms of the Agreement, LIH will have three series of Common Stock (Series Class A Common Stock, Series B Common Stock and Series C Common Stock).   The limited partnership interests of the partners of the Company will convert into approximately Three Hundred Eighty Five Thousand (385,000) shares of Series B Common Stock, and individual limited partners will receive shares of Series B Common Stock based on a conversion formula whereby one (1) share of Series B Common Stock of LIH will be issued for each eight and one tenth (8.1) limited partnership unit of the Company, rounded upwards to the nearest whole share of Series B Common Stock, subject to adjustment in the event of a change in the total number of limited partnership interests at the Conversion Effective Time (as defined in the Agreement).

At the Merger Effective Time (as defined in the Agreement), the issued and outstanding capital stock of LIH will be 16,126,824 shares comprised as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

The terms of the Series are as follows:

•

the Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one for one basis at any time at the election of the holder

•

the Series B Common Stock will have one (1) vote for each share

•

the Series C Common Stock will have one tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

Longdan has agreed to pay all costs associated with the Acquisition, including legal fees incurred in connection with the related corporate law transactions and required filings under the securities laws, and has also agreed to pay for any costs incurred by the Company in connection with maintaining its registration under the Securities Exchange Act of 1934, as amended, from the time of the final distribution to its partners until the earlier of consummation of a Acquisition or termination of the Agreement.

The approval of the Company’s partners is a condition to the consummation of the Acquisition.

The Company is currently preparing preliminary proxy materials to be filed with the Securities Exchange Commission (“SEC”) in connection with a meeting of partners to vote on the Acquisition.  The meeting will be held twenty (20) days after mailing of the definitive proxy materials to the Company’s partners.  The Company currently anticipates that the meeting will be held in the third week of April, 2007.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(c) Exhibits

Please see the Exhibit Index following the Signature Page for the Exhibits included with this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-STATE PROPERTIES L.P.

	BY:	/s/ STANLEY R. ROSENTHAL
Stanley R. Rosenthal, General Partner
Dated: March 14, 2007

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EXHIBIT INDEX

Exhibit No.

Description of Document

10.1

Acquisition Agreement dated March 14, 2007 by and among All-State Properties L.P., Hubei Longdan (Delaware), Inc., Hubei Longdan Biological Medicine Technology Co., Ltd. and Longdan International, Inc.

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